SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 April 21, 2006


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          0-26694                                          93-0945003
 -----------------------                       ---------------------------------
 (Commission file number)                      (IRS employer identification no.)

            585 West 500 South, Bountiful, Utah             84010
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         (Address of principal executive offices)         (Zip code)


                                 (801) 298-3360
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

         On April 21, 2006, the Board of Directors of Specialized Health Products International, Inc. (the "Company") elected to retain Grant Thornton LLP ("GT") as its independent registered public accounting firm and dismissed PricewaterhouseCoopers LLP ("PwC"). The decision to change independent registered public accounting firms was approved by the Company's Audit Committee and approved by its Board of Directors.

         The reports of PwC on the financial statements of the Company as of and for the years ended December 31, 2005 and 2004, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2005 and 2004 and through April 21, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on the financial statements for such years. For the years ended December 31, 2005 and 2004 and through April 21, 2006, there have been no "reportable events" as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

         The Company has requested PwC provide it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Such letter is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                   Description
                  ------                   -----------

                  16.1     Letter re Change in Certifying Accountants


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.




Date: April 21, 2006              By  /s/ Jeffrey M. Soinski
                                    --------------------------------------------
                                    Jeffrey M. Soinski
                                    President, Chief Executive Officer, Director

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